EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of AHPC Holdings, Inc. (the “Company”) for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan E. Zeffer, as Chief Executive Officer of the Company, and Deborah J. Bills, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan E. Zeffer Name: Alan E. Zeffer Title: Chief Executive Officer Date: February 14, 2006
/s/ Deborah J. Bills Name: Deborah J. Bills Title: Chief Financial Officer Date: February 14, 2006

This certification is made solely for purposes of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.